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                                                                    EXHIBIT 23.1

The Board of Directors
ChemFirst Inc.:

We consent to the use of our reports incorporated herein by reference.



                                                       /s/ KPMG Peat Marwick LLP
                                                        KPMG Peat Marwick LLP

Jackson, Mississippi
July 27, 1999